MASTER AMENDMENT TO PURCHASE AND SALE AGREEMENTS

     This Master Amendment to Purchase and Sale Agreements (the "Master Amendment") is hereby entered into as of the 28th day of September, 2001 by and among PAVILLION PARTNERS, LTD. ("Pavillion"), TANGLEWOOD ASSOCIATES LIMITED PARTNERSHIP ("Tanglewood") and WINDSOR PARTNERS LIMITED PARTNERSHIP ("Windsor"), each a Texas limited partnership, having an office c/o Berkshire Realty Holdings, L.P., 5720 LBJ Freeway, Suite 480, Dallas, TX 76240, Attention: Eric
A. Calub, Telecopier No. 972-991-4557 (Pavillion, Tanglewood and Windsor being referred to herein, collectively, as the "Seller"), and THE LARAMAR GROUP, L.L.C., an Illinois limited liability company (formerly known as Alexon Ventures, L.L.C., an Illinois limited liability company), with an address of 222 South Riverside Plaza, Suite 1450, Chicago, Illinois 60606, Attention: David B. Levin, Telecopier No. 312-669-1300 (the "Buyer").

     REFERENCE is made to three certain Purchase and Sale Agreements each dated as of August 27, 2001, one by and between Pavillion and Buyer with respect to the Pavillion Apartments located at 2922 Belt Line Road, Garland, Texas (the "Pavillion Property") (the "Pavillion Agreement"), one by and between Tanglewood and Buyer with respect to the Tanglewood Apartments located at 2804 Belt Line Road, Garland, Texas (the "Tanglewood Property") (the "Tanglewood Agreement"), and one by and between Windsor and Buyer with respect to the Windsor Apartments located at 2811 North Shiloh Road, Garland, Texas (the "Windsor Property") (the "Windsor Agreement"). The Pavillion Property, the Tanglewood Property and the Windsor Property are referred to herein, collectively, as the "Properties". The Pavillion Agreement, the Tanglewood Agreement and the Windsor Agreement are referred to herein, collectively, as the "Agreements".

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreements; and

     WHEREAS, Seller and Buyer have agreed to modify certain of the terms and provisions of the Agreements as provided in this Master Amendment.

     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows.

     1. Limited Extension of Inspection Period and Buyer Termination Right. Buyer and Seller acknowledge that the Inspection Period has expired as of 5:00 p.m. EST on the date of this Master Amendment, and, except pursuant to the limited circumstances set forth in this Section 1, Buyer has waived and shall have no further right to terminate the Agreements under Section 6.2 thereof. In accordance with the foregoing, Buyer and Seller hereby agree that Buyer may terminate the Agreements on or before 5:00 p.m. EST on the dates set forth below and only for the reasons hereinafter provided.

     (a) October 5, 2001 (the "Financing Deadline") provided Buyer has not secured a mortgage loan commitment to finance the acquisition of the Properties;


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     (b) October 5, 2001 (the "Foundation  Violation  Deadline") provided Seller has not cured or provided Buyer reasonable assurances that Seller will cure the outstanding municipal ordinance violation relative to the building foundation at the Pavillion Property (the parties acknowledging that the Seller has no obligation to cure this violation);

     (c) October 5, 2001 (the "Title Matters Deadline") provided that those title exceptions listed as items 9 f,j,k,p,q, or t on Schedule B of Lawyers Title Insurance Corporation Commitment for Title Insurance GF No. LTIC-01-2846 (Revision No. 0) with an effective date of August 23, 2001 (a copy of which is attached hereto as Exhibit A) are not removed by the Title Insurer as exceptions to Buyer's Title Policy or the Title Insurer is unable or unwilling to affirmatively insure over such exceptions to the reasonable satisfaction of Buyer and such exceptions are unacceptable to Buyer on such date;

     (d) October 5, 2001 (the "Prior Survey Matters Deadline") provided that (i) encroachments shown on the Prior Surveys are not removed by the Title Insurer as exceptions to Buyer's Title Policy and (ii) the Title Insurer is unable or unwilling to affirmatively insure over such encroachments at standard rates to the reasonable satisfaction of Buyer;

     (e) October 12, 2001 (the "Parking Matters Deadline") provided that (i) the aggregate number of parking spaces at the Properties is in violation of the zoning ordinance of the City of Garland, Texas and there is insufficient space at the Properties to cure such violation, and (ii) the Title Insurer is unable or unwilling to issue a zoning endorsement at standard rates to Buyer's Title Policy without exception for such violation or to affirmatively insure over such violation to the reasonable satisfaction of Buyer; and

     (f) October 22, 2001 (the "Survey Matters Deadline") provided that (i) the New Surveys contain New Survey Matters which materially deviate from the Prior Survey Matters shown on the Prior Surveys, and (ii) the Title Insurer is unable or unwilling to affirmatively insure over such New Survey Matters to the reasonable satisfaction of Buyer.

If Buyer elects not to terminate the Agreements for the foregoing reasons prior to (i) the Financing Deadline, (ii) the Foundation Violation Deadline, (iii) the Title Matters Deadline, (iv) the Prior Survey Matters Deadline, (v) the Parking Matters Deadline, or (v) the Survey Matters Deadline, as the case may be, the contingency provided for in Section 6.2 of the Agreements, as amended by this Master Amendment, shall no longer be applicable, Buyer shall be deemed to have waived any right to terminate hereunder and the Agreements shall continue in full force and effect. In the event Buyer timely elects to terminate the Agreements as permitted above, Buyer shall deliver to Seller with Buyer's notice of termination true, accurate and complete copies of all studies, surveys, plans, investigations and reports obtained by or prepared by Buyer in connection with Buyer's inspection of the Property at no cost to Seller.

     2. Extension of Closing Date. The definition of the term "Original Closing Date" set forth in Section 3 of the Agreements is hereby amended by deleting "October 27, 2001" from said definition and inserting in its place "November 12, 2001".

     3. Counterparts, Etc. This Master Amendment shall not be effective unless and until execution and delivery thereof by both Seller and Buyer. This Master Amendment may be


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executed in  counterparts,  each of which shall be an original and all of which, when taken together, shall constitute one agreement. Executed copies of this Master Amendment may be delivered by facsimile.

     4. Ratification. In all other respects, Seller and Buyer hereby reaffirm all of the covenants, agreements, terms, conditions, and other provisions of the Agreements except as modified hereby, and the Agreements are hereby incorporated in full herein by reference.

                  [Remainder of page intentionally left blank]


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     IN WITNESS WHEREOF, Seller and Buyer have executed this Master Amendment as a sealed instrument as of the date first written above.


                             SELLER:
WITNESS:

                             PAVILLION PARTNERS, LTD., a Texas limited partnership

                             By:      Westcop Corporation, a Texas
                                      corporation, its General Partner

                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------



WITNESS:

                             TANGLEWOOD ASSOCIATES LIMITED
                             PARTNERSHIP, a Texas limited partnership

                             By: The Krupp Company Limited Partnership-III, Massachusetts limited partnership, its General Partner

                                      By: The Krupp Corporation, a Massachusetts
                                          corporation, its General Partner

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


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WITNESS:

                             WINDSOR PARTNERS LIMITED PARTNERSHIP, a
                             Texas limited partnership

                             By: ST Windsor Corporation, a Texas corporation, its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                             BUYER:

WITNESS:
                             THE LARAMAR GROUP, L.L.C., an Illinois limited liability company (formerly known as Alexon Ventures, L.L.C., an Illinois limited liability company)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------